UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 27, 2004

                            NOVA COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                        333-82608                 95-4756822
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



370 AMAPOLA AVE. # 202, TORRANCE, CALIFORNIA                      90501
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (310) 642-0200


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

     Item 5.01    Changes in Control of Registrant

     Effective December 27, 2004, the registrant issued of 100,000 shares of its Series "A" Convertible Preferred Stock to NovaNet Media, Inc. in consideration of the satisfaction of previous loans and advances made to the registrant by NovaNet Media, Inc. The aggregate amount of such previous loans and advances was $441,231.

     Each share of the Series "A" Convertible Preferred Stock carries 200 votes. Consequently, NovaNet Media, Inc. has effective voting control of the registrant. At the present time, there are not arrangements or understandings between Nova Net Media, Inc. and the registrant with respect to the election of directors or other matters.

     Kenneth D. Owen, the President of the registrant, is also the President of NovaNet Media, Inc. Mr. Owen disclaims any beneficial or pecuniary interest in the shares of Series "A" Convertible Preferred Stock held by NovaNet Media, Inc.

     Item 5.03 Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year

     Effective December 10, 2004, the registrant filed a Certificate of Designation with the Nevada Secretary of State to establish the rights, preferences and limitations of the Series "A" Convertible Preferred Stock. The board of directors of the registrant approved the issuance of the Series "A" Convertible Preferred Stock without the need for shareholder approval pursuant to authority granted under the registrant's Articles of Incorporation.

     Section 9.   Financial Statements and Exhibits

         Exhibit No.     Description
         -----------     -----------

            3.0 Certificate of Designation for Series "A" Convertible Preferred Stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Nova Communications Ltd.

Dated: December 29, 2004.                      By: /s/ KENNETH D. OWEN
                                                        President